EXHIBIT 23


Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3/S-8 (No. 33-86312) of Hampshire Group, Limited of our report dated February 18, 1997 appearing on page F-2 of this Annual Report on Form 10-K.






PRICE WATERHOUSE LLP
Atlanta, Georgia
March 24, 1997











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